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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2007

                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                 001-33016            68-0629883
      --------------              ---------         ----------------
      (State or other            Commission         (I.R.S. Employer
      jurisdiction of            File Number       Identification No.)
     incorporation or
       organization)


  16701 Greenspoint Park                                  77060
   Drive, Suite 200                                       -----
   Houston, Texas                                      (Zip Code)
   --------------
(Address of principal
  executive offices)


                                 (281) 408-1200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure

     On November 7, 2007, the registrant issued a press release announcing that it will pay a quarterly cash distribution of $0.3675 per unit for the quarter ended September 30, 2007. On November 14, 2007, the registrant will pay a cash distribution to all unitholders of record as of the close of business on November 8, 2007.

     A copy of the press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

      Exhibit No.   Description
      -----------   -----------

      99.1 Press Release of Eagle Rock Energy Partners, L.P. dated November 7, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           EAGLE ROCK ENERGY PARTNERS, L.P.

                           By:   Eagle Rock Energy GP, L.P.,
                                 its general partner

                           By:   Eagle Rock Energy G&P, LLC,
                                 its general partner
Date: November 7, 2007
                           By:            /s/ Alfredo Garcia
                               ----------------------------------------------
                               Alfredo Garcia
                               Senior Vice President, Corporate Development and Chief Financial Officer
                               (Duly Authorized and Principal Financial Officer)



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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Press Release of Eagle Rock Energy Partners, L.P. dated
              November 7, 2007.